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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  October 7, 1997



                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)



Commonwealth of Pennsylvania             1-5259                 25-0729430
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation)                        File Number)        Identification Number)


3400 Grand Avenue, Pittsburgh, Pennsylvania                        15225
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:           (412) 331-3000


                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated October 7, 1997 which announced the acquisition of Sheffield Steel Products, a bridge fabricator located in Palatka, Florida.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1  Press Release dated October 7, 1997 (filed herewith)

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PITT-DES MOINES, INC.



                                     By:  /s/  R. A. Byers
                                          _______________________

                                               R. A. Byers
                                          Vice President, Finance
                                          and Chief Financial Officer



Dated:  October 8, 1997

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                                 EXHIBIT INDEX

Exhibit
Number

99.1      Press Release dated October 7, 1997

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